UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 7, 2015

COMM 2015-CCRE26 Mortgage Trust
(Exact name of issuing entity)

Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

German American Capital Corporation
Cantor Commercial Real Estate Lending, L.P.
Jefferies LoanCore LLC
(Exact names of sponsors as specified in their charters)

Delaware	333-193376-23	04-3310019
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

60 Wall Street	New York, New York	10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:    (212) 250-2500

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K, dated and filed as of October 7, 2015 (the “Original Form 8-K”), with respect to COMM 2015-CCRE26 Mortgage Trust. The purpose of this amendment is (1) to file the executed versions of the agreements filed as Exhibits 1.1, 4.1, 99.1, 99.2 and 99.3 to the Original Form 8-K and (2) to make certain revisions to the versions of the agreements filed as Exhibit 4.1 to the Original Form 8-K. No other changes have been made to the Original Form 8-K other than the changes described above.

Item 1.01 – Entry into a Material Definitive Agreement.

On October 8, 2015, Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2015 (the “2015-CCRE26 Pooling and Servicing Agreement”), attached hereto as Exhibit 4.1, between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor, of COMM 2015-CCRE26 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in the COMM 2015-CCRE26 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the 2015-CCRE26 Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 60 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 98 commercial, multifamily and manufactured housing properties.

Item 9.01.      FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits:

1.1	Underwriting Agreement, dated as of September 28, 2015, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., Jefferies LLC and CastleOak Securities, L.P.
4.1	Pooling and Servicing Agreement, dated as of October 1, 2015, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.
99.1	Mortgage Loan Purchase Agreement, dated and effective September 28, 2015, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.
99.2	Mortgage Loan Purchase Agreement, dated and effective September 28, 2015, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.
99.3	Mortgage Loan Purchase Agreement, dated and effective September 28, 2015, between Deutsche Mortgage & Asset Receiving Corporation and Jefferies LoanCore LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation

	By:	/s/ Matt Smith
Name: Matt Smith
Title: Director

	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Director

Date: December 8, 2015

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of September 28, 2015, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., Jefferies LLC and CastleOak Securities, L.P.
4.1	Pooling and Servicing Agreement, dated as of October 1, 2015, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.
99.1	Mortgage Loan Purchase Agreement, dated and effective September 28, 2015, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.
99.2	Mortgage Loan Purchase Agreement, dated and effective September 28, 2015, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.
99.3	Mortgage Loan Purchase Agreement, dated and effective September 28, 2015, between Deutsche Mortgage & Asset Receiving Corporation and Jefferies LoanCore LLC.